EXHIBIT 10.12

                            CHANGE IN TERMS AGREEMENT


----------------- ------------ ---------------- --------------- -------- ------------ ----------- ---------- ---------
   Principal       Loan Date      Maturity         Loan No.       Call   Collateral    Account     Officer    Initials
  $500,000.00                    02-14-2001        90485255        41        3000       115342       GRA
----------------- ------------ ---------------- --------------- -------- ------------ ----------- ---------- ---------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

--------------------------------------------------------------------------------

Borrower:  CODA MUSIC TECHNOLOGY, INC.    Lender: RIVERSIDE BANK
           6210 BURY DRIVE                        MINNESOTA CENTER OFFICE
           EDEN PRAIRIE, MN 55346                 7760 FRANCE AVENUE SOUTH
                                                  SUITE 125
                                                  BLOOMINGTON, MN 55435

================================================================================

Principal Amount:  $500,000.00            Date of Agreement:  February 14, 2000

DESCRIPTION OF EXISTING INDEBTEDNESS. PROMISSORY NOTE #90485255 DATED FEBRUARY 14, 1997 IN THE ORIGINAL AMOUNT OF $500,000.00. A CHANGE IN TERMS AGREEMENT DATED FEBRUARY 14, 1998. A CHANGE IN TERMS AGREEMENT DATED FEBRUARY 14, 1999.

DESCRIPTION OF COLLATERAL. ALL CORPORATE ASSETS PER COMMERCIAL SECURITY AGREEMENT DATED FEBRUARY 14, 1997.

DESCRIPTION OF CHANGE IN TERMS.  TO EXTEND MATURITY DATE.

PROMISE TO PAY. CODA MUSIC TECHNOLOGY, INC. ("Borrower") promises to pay to RIVERSIDE BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of Five Hundred Thousand & 00/100 Dollars ($500,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on February 14, 2001. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning March 14, 2000, and all subsequent interest payments are due on the same day of each month after that. The annual interest rate for this Agreement is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Agreement is subject to change from time to time based on changes in an independent index which is the PRIME RATE OF INTEREST AS PUBLISHED EACH BUSINESS DAY IN THE MONEY RATES SECTION OF THE WALL STREET JOURNAL (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute Index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. The Index currently is 8.750% per annum. The interest rate to be applied to the unpaid principal balance of this Agreement will be at a rate of 1.000 percentage point over the Index, resulting in an initial rate of 9.750% per annum. NOTICE:
Under no circumstances will the interest rate on this Agreement be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower falls to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Agreement or any agreement related to this Agreement, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditor, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Agreement. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (h) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. This Agreement has been delivered to Lender and accepted by Lender in the State of Minnesota. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of HENNEPIN County, State of Minnesota. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Agreement against any and all such accounts.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement may be requested either orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender's internal records, including any daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (a) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement;
(b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Agreement or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Agreement or any other agreement between Lender and Borrower.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations. including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

LOAN AGREEMENT. AN EXHIBIT, TITLED "LOAN AGREEMENT" DATED FEBRUARY 14, 1999, IS ATTACHED TO THIS NOTE AND BY THIS REFERENCE IS MADE A PART OF THIS NOTE JUST AS IF ALL THE PROVISIONS, TERMS AND CONDITIONS OF THE LOAN AGREEMENT HAD BEEN FULLY SET FORTH IN THIS NOTE.

MISCELLANEOUS PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

SECTION DISCLOSURE.  This loan is made under Minnesota Statutes, Section 47.59.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

BORROWER:

CODA MUSIC TECHNOLOGY, INC.

By: /s/ John W. Paulson                     By: /s/ Barbara S. Remley
    JOHN W. PAULSON, EXECUTIVE OFFICER          BARBARA REMLEY, CFO

                     DISBURSEMENT REQUEST AND AUTHORIZATION


----------------- ------------ ---------------- --------------- -------- ------------ ----------- ---------- ---------
   Principal       Loan Date      Maturity         Loan No.     Call     Collateral   Account     Officer    Initials
  $500,000.00                    02-14-2001        90485255       41        3000       115342       GRA
----------------- ------------ ---------------- --------------- -------- ------------ ----------- ---------- ---------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
--------------------------------------------------------------------------------

Borrower:  CODA MUSIC TECHNOLOGY, INC.  Lender: RIVERSIDE BANK
           6210 BURY DRIVE                      MINNESOTA CENTER OFFICE
           EDEN PRAIRIE, MN 55346               7760 FRANCE AVENUE SOUTH
                                                SUITE 125
                                                BLOOMINGTON, MN 55435

================================================================================

LOAN TYPE. This is a Variable Rate (1.000% over PRIME RATE OF INTEREST AS PUBLISHED EACH BUSINESS DAY IN THE MONEY RATES SECTION OF THE WALL STREET JOURNAL, making an initial rate of 9.750%), Revolving Line of Credit Loan to a Corporation for $500,000.00 due on February 14, 2001.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

          [ ]     Maintenance of Borrower's Primary Residence.
          [ ]     Personal, Family or Household Purposes or Personal Investment.
          [ ]     Agricultural Purposes.
          [X]     Business Purposes.

SPECIFIC PURPOSE.  The specific purpose of this loan is: TO EXTEND MATURITY.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $500,000.00 as follows:

                  Undisbursed Funds:                          $500,000.00

                  Note Principal:                             $500,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

                  Prepaid Finance Charges Paid in Cash:         $5,000.00
                      $5,000.00 Loan Fees

                  Total Charges Paid in Cash:                   $5,000.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED FEBRUARY 14, 2000.

BORROWER:

CODA MUSIC TECHNOLOGY, INC.

By: /s/ John W. Paulson                           By:  /s/ Barbara S. Remley
    JOHN W. PAULSON, EXECUTIVE OFFICER                 BARBARA REMLEY, CFO